                                  SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                                THE GALAXY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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
                                THE GALAXY FUND
                               ------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ------------------------

                                                                          , 1998

To the Shareholders of the
Money Market Fund, Government Fund,
U.S. Treasury Fund, Tax-Exempt Fund,
Institutional Treasury Money Market Fund and Tax-Exempt Bond Fund of The Galaxy Fund

    A Special Meeting of Shareholders (the "Meeting") of the Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Institutional Treasury Money Market Fund and Tax-Exempt Bond Fund of The Galaxy Fund will be held on February 26, 1998, at 10:00 A.M. Eastern Time, at the offices of First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 for the following purposes:

        (1) To change the fundamental investment limitations of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds: (a) to eliminate the prohibition on investing in obligations with maturities exceeding one year; and (b) to revise the issuer diversification requirement;

        (2) To change a fundamental investment limitation of the Institutional Treasury Money Market Fund to permit the Fund to enter into repurchase agreements;

        (3) To change a fundamental investment limitation of the Tax-Exempt Bond Fund to permit the Fund to invest in municipal bond index futures contracts and interest rate futures contracts; and

        (4) To consider the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

    The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on December 30, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                                          W. BRUCE MCCONNEL, III
                                          SECRETARY

                                THE GALAXY FUND
                              4400 COMPUTER DRIVE
                       WESTBORO, MASSACHUSETTS 01581-5108

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Galaxy Fund (the "Trust") for use at a Special Meeting of Shareholders of the Trust's Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Institutional Treasury Money Market Fund and Tax-Exempt Bond Fund (each, a "Fund" and collectively, the "Funds") to be held at the offices of the Trust's administrator and transfer agent, First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108, on February 26, 1998, at 10:00 A.M. Eastern Time (such meeting and any adjournment(s) thereof are referred to as the "Meeting"). It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation of certain shareholders, the Trust's service contractors have retained PROXY ADVANTAGE, a service provided by a division of First Data Investor Services Group, Inc., to assist in the solicitation of proxies by mail
and to tabulate votes returned at a cost of approximately $        , plus
out-of-pocket expenses. The Trust's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to
shareholders of the Funds on or about January   , 1998.

    The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal:

                  PROPOSAL                                SHAREHOLDERS SOLICITED
---------------------------------------------    ----------------------------------------
1.   Approval of changes in the following
     fundamental investment limitations of
     the Money Market, Government, U.S.
     Treasury and Tax-Exempt Funds:

     (a) to eliminate the prohibition on         Shareholders of the Money Market,
     investing in obligations with maturities    Government, U.S. Treasury and Tax-Exempt
     exceeding one year; and                     Funds, voting separately on a
                                                 Fund-by-Fund basis.

     (b) to revise the issuer diversification    Shareholders of the Money Market,
     requirement.                                Government, U.S. Treasury and Tax-Exempt
                                                 Funds, voting separately on a
                                                 Fund-by-Fund basis.

2.   Approval of a change in a fundamental       Shareholders of the Institutional
     investment limitation of the                Treasury Money Market Fund.
     Institutional Treasury Money Market Fund
     to permit the Fund to enter into
     repurchase agreements.

3.   Approval of a change in a fundamental       Shareholders of the Tax-Exempt Bond
     investment limitation of the Tax-Exempt     Fund.
     Bond Fund to permit the Fund to invest
     in municipal bond index futures
     contracts and interest rate futures
     contracts.

    A Proxy is enclosed with respect to the shares you own in each of the Funds. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                  (PROPOSAL 1)

                      (MONEY MARKET FUND, GOVERNMENT FUND,
                    U.S. TREASURY FUND AND TAX-EXEMPT FUND)

    Fleet Investment Advisors Inc. ("Fleet"), the Trust's investment adviser, has recommended to the Board of Trustees that certain of the Funds' fundamental investment limitations be amended as described below.

                                 PROPOSAL 1(a)

ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION PROHIBITING INVESTMENTS IN OBLIGATIONS WITH MATURITIES EXCEEDING ONE YEAR

    Shareholders of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds are being asked to approve the elimination of the fundamental investment limitation that currently provides that the Funds may not "invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met)." The rules of the Securities and Exchange Commission ("SEC") permit money market funds to invest in instruments with remaining maturities in excess of one year.

    The Trust's Board of Trustees has approved, at the recommendation of Fleet, the elimination of that limitation. Fleet recommended this change in order that the Funds will be able to invest in obligations with the same maturities as other money market funds. Subject to approval of the proposal by shareholders at the Meeting, each Fund would be permitted to invest in obligations with maturities permitted by the SEC's rules. Currently, these rules permit a money market fund to invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and require a money market fund to maintain a dollar-weighted average portfolio maturity of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act") and other rules of the SEC.

    The proposal to eliminate the Funds' investment limitation as to the maturity of its portfolio instruments in order to permit the Funds to invest in obligations with maturities permitted by the SEC's rules must be approved at the Meeting by the holders of "a majority of the outstanding shares" of each of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds voting separately by Fund, irrespective of class. (See "Voting Information" below).

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELIMINATING THE FUNDAMENTAL INVESTMENT LIMITATION IN ORDER TO PERMIT THE MONEY MARKET, GOVERNMENT, U.S. TREASURY AND TAX-EXEMPT FUNDS TO INVEST IN OBLIGATIONS WITH MATURITIES PERMITTED BY THE SEC'S RULES.

                                 PROPOSAL 1(b)

REVISION OF THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION CONCERNING ISSUER DIVERSIFICATION

    Shareholders of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds are also being asked to approve a revision to the fundamental investment limitation concerning issuer diversification which currently provides that the Funds may not "[p]urchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer
 . . . except that up to 25% of the value of its total assets may be invested without regard to this limitation."

    The Trust's Board of Trustees has approved, at the recommendation of Fleet, a revision to the fundamental issuer diversification limitation of these Funds. As amended, the fundamental issuer diversification limitation would provide that no Fund may:

    Purchase securities of any one issuer, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), or any successor rule.

    The proposed revised fundamental investment limitation permits each Fund to operate in accordance with a diversification policy as may be permitted from time to time in accordance with Rule 2a-7 under the 1940 Act (the "Rule"). In particular, the proposed revised fundamental investment limitation will make possible new flexibility with respect to issuer diversification requirements provided for money market funds which do not hold themselves out as distributing income exempt from regular Federal income tax, like the Money Market, Government and U.S. Treasury Funds, by recent amendments to the Rule. The revised fundamental investment limitation also will permit the Tax-Exempt Fund to operate in accordance with the amended Rule. Each Fund currently may not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government obligations, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation. The recent amendments to the Rule would permit the Funds to exclude from this issuer diversification requirement securities that are subject to a guarantee (i) from a party that does not control, is not controlled by and is not under common control with the issuer of the security subject to a guarantee or (ii) from a sponsor of a special purpose entity with respect to an asset-backed security in accordance with the Rule. In addition, under the amended Rule each Fund may invest in shares issued by another money market fund without regard to the 5% limitation, if the Board of Trustees of the Fund or its delegate reasonably believes that the money market fund in which the Fund has invested is in compliance with the Rule's diversification requirements. The amended Rule permits each Fund to invest up to 25% of its total assets in first tier securities (as defined in the Rule) of a single issuer for a period of up to three business days after purchase thereof.

    The proposal to change the Funds' fundamental investment limitation with respect to issuer diversification must be approved at the Meeting by the holders of "a majority of the outstanding shares" of each of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds voting separately by Fund, irrespective of class. (See "Voting Information" below).

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" REVISING THE FUNDAMENTAL INVESTMENT LIMITATION WITH RESPECT TO ISSUER DIVERSIFICATION OF THE MONEY MARKET, GOVERNMENT, U.S. TREASURY AND TAX-EXEMPT FUNDS.

                                  (PROPOSAL 2)

                   (INSTITUTIONAL TREASURY MONEY MARKET FUND)

    The Board of Trustees has approved, at the recommendation of Fleet, a proposal to permit the Institutional Treasury Money Market Fund to invest in the obligations of all agencies and instrumentalities of the U.S. Government and, subject to shareholder approval at this Meeting as discussed below, to enter into repurchase agreements relating to those obligations. Fleet recommended these investment policy changes because it believes they will provide the Fund with increased flexibility and assist the Fund in achieving its investment objective. Previously, the Fund was only permitted to invest in obligations issued or guaranteed by the U.S. Government, the interest income from which generally was not subject to state income tax by reason of current federal law. This investment policy prevented the Fund from investing in most U.S. Government agency obligations and from entering into repurchase agreements. By expanding the types of U.S. Government obligations in which it may invest and by having the ability to enter into repurchase agreements, the Fund will no longer be able to offer shareholders interest income that is entirely free from state income tax. The investment objective of the Fund, to seek current income with liquidity and stability of principal, will not change. As a result of the modification in the type of obligations in which the Fund may invest, however, a change in the name of the Fund is required under the SEC's rules. Accordingly, the Board of Trustees has approved a proposal to change the name of the Institutional Treasury Money Market Fund to the Institutional Government Money Market Fund.

    As previously noted, shareholders of the Fund are being asked to approve a change in a fundamental investment limitation to permit the Fund to engage in repurchase agreements relating to obligations of the U.S. Government and its agencies and instrumentalities. The fundamental investment limitation currently provides that the Fund "[m]ay not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies." Because repurchase agreements are considered loans under the 1940 Act and the Fund's present investment limitation does not contain an exception for repurchase agreements, the Fund is presently prohibited from engaging in repurchase agreements. The Trust's Board of Trustees has approved, at the recommendation of Fleet, an amendment to the fundamental investment limitation that would permit the Fund to enter into repurchase agreements. As amended, the fundamental investment limitation will be changed to provide that the Fund "[m]ay not make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and (ii) may enter into repurchase agreements with respect to portfolio securities".

    In a repurchase agreement, the Fund would purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price. These transactions must be fully collateralized at all times, but involve the risk that the seller under a repurchase agreement may default on its obligation. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The investment policy changes described above, including the change in the Fund's name, will become effective on February 28, 1997, subject to shareholder approval in the case of the change in the Fund's fundamental investment limitation to permit it to enter into repurchase agreements. The investment policy change permitting the Fund to invest in the obligations of all U.S. Government agencies and instrumentalities and the corresponding change in the Fund's name do not require shareholder approval and are not contingent on shareholder approval of the proposal with respect to repurchase agreements.

    The proposal to change the investment limitation of the Institutional Treasury Money Market Fund to permit the Fund to enter into repurchase agreements must be approved by the holders of "a majority of the outstanding shares" of the Fund. (See "Voting Information" below).

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" CHANGING THE FUNDAMENTAL INVESTMENT LIMITATION TO PERMIT THE INSTITUTIONAL TREASURY MONEY MARKET FUND TO ENTER INTO REPURCHASE AGREEMENTS.

                                   PROPOSAL 3

                             (TAX-EXEMPT BOND FUND)

    Shareholders of the Tax-Exempt Bond Fund are being asked to approve a change in a fundamental investment policy of the Fund to permit it to invest in municipal bond index futures contracts and interest rate futures contracts. The fundamental investment limitation of the Fund presently provides that the Tax-Exempt Bond Fund may not "[p]urchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases." Trust counsel has advised that this limitation prohibits the Fund from investing in futures contracts because such contracts may be considered to be commodity contracts.

    The Trust's Board of Trustees has approved, at the recommendation of Fleet, an amendment to the fundamental investment limitation of the Tax-Exempt Bond Fund that would remove the current prohibition on investments in municipal bond index futures contracts and interest rate futures contracts. Fleet recommended this change because it believes that the ability to invest in such futures contracts will provide the Fund with increased flexibility and will assist it in achieving its investment objective. As amended, the fundamental investment limitation on commodity contracts would provide that the Tax-Exempt Bond Fund may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act. However, the Fund will continue to be prohibited from purchasing or selling commodities or other commodity contracts or investing in oil, gas, or other mineral exploration or development programs or mineral leases.

    Subject to approval of the proposed amendment by shareholders at the Meeting, the Tax-Exempt Bond Fund would be permitted to enter into municipal bond index futures contracts and interest rate futures contracts. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value (the values assigned daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers) on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Interest rate futures contracts, which provide for the future delivery of fixed income securities, are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed income securities. The Fund currently does not intend to engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The purchase of futures instruments in connection with securities which the Fund intends to purchase currently requires an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of futures is unleveraged.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to anticipate movements in the direction of the market. There may also be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, for these and other reasons the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or the Fund may be unable to close out a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable.

    The proposal to change the Tax-Exempt Bond Fund's investment limitation to permit investments in municipal bond index futures contracts and interest rate futures contracts must be approved at the Meeting by the holders of "a majority of the outstanding shares" of the Tax-Exempt Bond Fund, irrespective of class. (See "Voting Information" below).

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" CHANGING THE FUNDAMENTAL INVESTMENT LIMITATION TO PERMIT THE TAX-EXEMPT BOND FUND TO ENTER INTO MUNICIPAL BOND INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS.

                               VOTING INFORMATION

    RECORD DATE. Only shareholders of record of the Funds at the close of business on December 30, 1997 will be entitled to vote at the Meeting. On that date, the outstanding shares were as follows:

                                                                             NUMBER OF
FUNDS AND CLASSES OF SHARES                                             SHARES OUTSTANDING
----------------------------------------------------------------------  -------------------
Money Market Fund
  Class A (Retail A)..................................................
  Class A--Special Series 1 (Trust)...................................
  Class A--Special Series 2 (Retail B)................................
                                                                                ------
    Total.............................................................

Government Fund
  Class B (Retail A)..................................................
  Class B--Special Series 1 (Trust)...................................
                                                                                ------
    Total.............................................................

U.S. Treasury Fund
  Class F (Retail A)..................................................
  Class F--Special Series 1 (Trust)...................................
                                                                                ------
    Total.............................................................

Tax-Exempt Fund
  Class E (Retail A)..................................................
  Class E--Special Series 1 (Trust)...................................
                                                                                ------
    Total.............................................................

Institutional Treasury Money Market Fund
  Class S.............................................................
                                                                                ------
    Total.............................................................

Tax-Exempt Bond Fund
  Class M--Series 1 (Trust)...........................................
  Class M--Series 2 (Retail A)........................................
  Class M--Series 3 (Retail B)........................................
                                                                                ------
    Total.............................................................

    MAJORITY OF OUTSTANDING SHARES. The term "a majority of the outstanding shares" of a Fund means the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

    QUORUM. A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of each Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposals against any adjournment.

    At the record date for the Meeting, affiliates of Fleet owned of record
   %,    %,    %,    %,    % and    % of the outstanding shares of the Money
Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Institutional Treasury Money Market Fund and Tax-Exempt Bond Fund, respectively, as trustee, agent or custodian for their respective customers. The agreements with these affiliates of Fleet governing the accounts of beneficial owners of shares of the Funds generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of Fleet intend to exercise this discretion and to vote all shares of the Funds held by them FOR each Proposal set forth on the enclosed proxy form applicable to the Funds. The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to 5% or more of the outstanding shares of any Fund at that date were:

                                                    NAME AND       CLASS AND AMOUNT      PERCENTAGE OF        PERCENTAGE OF
FUND                                                 ADDRESS        OF SHARES OWNED       CLASS OWNED       FUND SHARES OWNED
------------------------------------------------  -------------  ---------------------  ---------------  -----------------------


    As of December 30, 1997, the trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

            INFORMATION ABOUT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

    INVESTMENT ADVISER. Fleet Investment Advisors Inc., with principal offices located at 75 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company.

    ADMINISTRATOR. First Data Investor Services Group, Inc., located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. First Data Investor Services Group, Inc. is a wholly-owned subsidiary of First Data Corporation.

    DISTRIBUTOR. First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., serves as the Funds' distributor. First Data Distributors, Inc. is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                 OTHER MATTERS

    The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

    No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Trust.

Dated:         , 1998

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S ANNUAL REPORTS TO SHAREHOLDERS DATED OCTOBER 31, 1997 TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING TO THE TRUST AT 4400 COMPUTER DRIVE, WESTBORO, MASSACHUSETTS 01581-5108 OR BY CALLING 1-800-628-0414.

                                THE GALAXY FUND

    MONEY MARKET FUND, GOVERNMENT FUND, U.S. TREASURY FUND, TAX-EXEMPT FUND,
       INSTITUTIONAL TREASURY MONEY MARKET FUND AND TAX-EXEMPT BOND FUND

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE GALAXY FUND FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE MONEY MARKET FUND, GOVERNMENT FUND, U.S. TREASURY FUND, TAX-EXEMPT FUND, INSTITUTIONAL TREASURY MONEY MARKET FUND AND TAX-EXEMPT BOND FUND (THE "FUNDS") TO BE HELD ON FEBRUARY 26, 1998, AT 10:00 A.M. EASTERN TIME, AT THE OFFICES OF FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBORO, MASSACHUSETTS 01581-5108.

    THE UNDERSIGNED HEREBY APPOINTS JYLANNE DUNNE, JOHN J. BURKE, III AND CHRISTINE P. RITCH, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN THE FUNDS HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 30, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

FOR EACH OF THE MONEY MARKET, GOVERNMENT, U.S. TREASURY AND TAX-EXEMPT FUNDS
ONLY:

(1a) Proposal to eliminate the fundamental investment limitation of the Fund that prohibits investments in obligations with maturities exceeding one year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(1b) Proposal to revise the fundamental investment limitation of the Fund with respect to issuer diversification.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

FOR THE INSTITUTIONAL TREASURY MONEY MARKET FUND ONLY:

(2) Proposal to change a fundamental investment limitation of the Fund to permit the Fund to enter into repurchase agreements.

FOR THE TAX-EXEMPT BOND FUND ONLY:

(3) Proposal to change a fundamental investment limitation of the Fund to permit the Fund to invest in municipal bond index futures contracts and interest rate futures contracts.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

FOR ALL FUNDS:

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSALS 1a, 1b, 2 AND 3.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
                                             ___________________________________
                                             SIGNATURE                      DATE
                                             ___________________________________
                                             SIGNATURE (JOINT OWNERS)     (DATE)